UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated below, at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of KKR Real Estate Finance Trust Inc. (the “Company”), the Company’s stockholders approved the KKR Real Estate Finance Trust Inc. 2025 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).

The material features of the Omnibus Incentive Plan are described in Proposal No. 4 of the Company’s Definitive Proxy Statement on Schedule 14A, dated March 14, 2025, which description is incorporated herein by reference. The description of the Omnibus Incentive Plan incorporated herein by reference is qualified in its entirety by the text of the Omnibus Incentive Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on April 30, 2025, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2025, the Company held its 2025 Annual Meeting. A quorum was present at the meeting, as required by the Company’s Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, the number of votes withheld and abstained, and the number of broker non-votes with respect to each matter voted upon by stockholders, as applicable.

Proposal 1 - Election of Directors

The following eight individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Terrance R. Ahern	41,928,150	4,741,209	8,890,881
Irene M. Esteves	33,911,428	12,757,931	8,890,881
Jonathan A. Langer	41,789,621	4,879,738	8,890,881
Christen E.J. Lee	41,193,476	5,475,883	8,890,881
Paula Madoff	46,158,469	510,890	8,890,881
Deborah H. McAneny	41,903,845	4,765,514	8,890,881
Ralph F. Rosenberg	43,719,908	2,949,451	8,890,881
Matthew A. Salem	46,162,000	507,359	8,890,881

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,295,705	98,958	165,577	N/A

Proposal 3 - Advisory Vote on Executive Compensation

The compensation of the named executive officers of the Company was approved on an advisory, non-binding basis.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,235,862	2,294,862	138,635	8,890,881

Proposal 4 - Approval of the KKR Real Estate Finance Trust Inc. 2025 Omnibus Incentive Plan

The KKR Real Estate Finance Trust Inc. 2025 Omnibus Incentive Plan was approved on an advisory, non-binding basis.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
45,540,270	923,288	205,801	8,890,881

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	KKR Real Estate Finance Trust Inc. 2025 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on April 30, 2025).
104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Kelly Galligan
		Name:	Kelly Galligan
		Title:	General Counsel and Secretary

Date: May 1, 2025